POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby constitute and appoint Robert N. Tidball, Stephen Peary, J. Michael Allgood and David J. Davis, jointly and severally, his true and lawful attorneys-in-fact, each with power of substitution, for him in any and all capacities, to do any and all acts and things and to execute any and all instruments which said attorneys, or any of them, may deem necessary or advisable to enable PLM International, Inc. to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules and regulations thereunder, in connection with the preparation and filing with the Securities and Exchange Commission of annual reports on Form 10-K on behalf of PLM International, Inc., including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in any and all capacities, to such annual reports, to any and all amendments thereto, and to any and all documents or instruments filed as a part of or in connection therewith; and the undersigned hereby ratifies and confirms all that each of the said attorneys, or his substitute or substitutes, shall do or cause to be done by virtue hereof. This Power of Attorney is limited in duration until May 1, 1995 and shall apply only to the annual reports and any amendments thereto filed with respect to the fiscal year ended December 31, 1994.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 15th day of March, 1995.






                                                     ---------------------------
                                                     /s/Allen V. Hirsch

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby constitute and appoint Robert N. Tidball, Stephen Peary, J. Michael Allgood and David J. Davis, jointly and severally, his true and lawful attorneys-in-fact, each with power of substitution, for him in any and all capacities, to do any and all acts and things and to execute any and all instruments which said attorneys, or any of them, may deem necessary or advisable to enable PLM International, Inc. to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules and regulations thereunder, in connection with the preparation and filing with the Securities and Exchange Commission of annual reports on Form 10-K on behalf of PLM International, Inc., including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in any and all capacities, to such annual reports, to any and all amendments thereto, and to any and all documents or instruments filed as a part of or in connection therewith; and the undersigned hereby ratifies and confirms all that each of the said attorneys, or his substitute or substitutes, shall do or cause to be done by virtue hereof. This Power of Attorney is limited in duration until May 1, 1995 and shall apply only to the annual reports and any amendements thereto filed with respect to the fiscal year ended December 31, 1994.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 15th day of March, 1995.





                                                     ---------------------------
                                                     /s/Robert L. Pagel

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby constitute and appoint Robert N. Tidball, Stephen Peary, J. Michael Allgood and David J. Davis, jointly and severally, his true and lawful attorneys-in-fact, each with power of substitution, for him in any and all capacities, to do any and all acts and things and to execute any and all instruments which said attorneys, or any of them, may deem necessary or advisable to enable PLM International, Inc. to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules and regulations thereunder, in connection with the preparation and filing with the Securities and Exchange Commission of annual reports on Form 10-K on behalf of PLM International, Inc., including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in any and all capacities, to such annual reports, to any and all amendments thereto, and to any and all documents or instruments filed as a part of or in connection therewith; and the undersigned hereby ratifies and confirms all that each of the said attorneys, or his substitute or substitutes, shall do or cause to be done by virtue hereof. This Power of Attorney is limited in duration until May 1, 1995 and shall apply only to the annual reports and any amendments thereto filed with respect to the fiscal year ended December 31, 1994.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 15th day of March, 1995.





                                                     ---------------------------
                                                     /s/Robert N. Tidball

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby constitute and appoint Robert N. Tidball, Stephen Peary, J. Michael Allgood and David J. Davis, jointly and severally, his true and lawful attorneys-in-fact, each with power of substitution, for him in any and all capacities, to do any and all acts and things and to execute any and all instruments which said attorneys, or any of them, may deem necessary or advisable to enable PLM International, Inc. to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules and regulations thereunder, in connection with the preparation and filing with the Securities and Exchange Commission of annual reports on Form 10-K on behalf of PLM International, Inc., including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in any and all capacities, to such annual reports, to any and all amendments thereto, and to any and all documents or instruments filed as a part of or in connection therewith; and the undersigned hereby ratifies and confirms all that each of the said attorneys, or his substitute or substitutes, shall do or cause to be done by virtue hereof. This Power of Attorney is limited in duration until May 1, 1995 and shall apply only to the annual reports and any amendments thereto filed with respect to the fiscal year ended December 31, 1994.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 15th day of March, 1995.





                                                     ---------------------------
                                                     /s/Walter E. Hoadley

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby constitute and appoint Robert N. Tidball, Stephen Peary, J. Michael Allgood and David J. Davis, jointly and severally, his true and lawful attorneys-in-fact, each with power of substitution, for him in any and all capacities, to do any and all acts and things and to execute any and all instruments which said attorneys, or any of them, may deem necessary or advisable to enable PLM International, Inc. to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules and regulations thereunder, in connection with the preparation and filing with the Securities and Exchange Commission of annual reports on Form 10-K on behalf of PLM International, Inc., including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in any and all capacities, to such annual reports, to any and all amendments thereto, and to any and all documents or instruments filed as a part of or in connection therewith; and the undersigned hereby ratifies and confirms all that each of the said attorneys, or his substitute or substitutes, shall do or cause to be done by virtue hereof. This Power of Attorney is limited in duration until May 1, 1995 and shall apply only to the annual reports and any amendments thereto filed with respect to the fiscal year ended December 31, 1994.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 15th day of March, 1995.





                                                     ---------------------------
                                                     /s/J. Alec Merriam

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby constitute and appoint Robert N. Tidball, Stephen Peary, J. Michael Allgood and David J. Davis, jointly and severally, his true and lawful attorneys-in-fact, each with power of substitution, for him in any and all capacities, to do any and all acts and things and to execute any and all instruments which said attorneys, or any of them, may deem necessary or advisable to enable PLM International, Inc. to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules and regulations thereunder, in connection with the preparation and filing with the Securities and Exchange Commission of annual reports on Form 10-K on behalf of PLM International, Inc., including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in any and all capacities, to such annual reports, to any and all amendments thereto, and to any and all documents or instruments filed as a part of or in connection therewith; and the undersigned hereby ratifies and confirms all that each of the said attorneys, or his substitute or substitutes, shall do or cause to be done by virtue hereof. This Power of Attorney is limited in duration until May 1, 1995 and shall apply only to the annual reports and any amendments thereto filed with respect to the fiscal year ended December 31, 1994.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 15th day of March, 1995.





                                                     ---------------------------
                                                     /s/Harold R. Somerset

                                                 POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby constitute and appoint Robert N. Tidball, Stephen Peary, J. Michael Allgood and David J. Davis, jointly and severally, his true and lawful attorneys-in-fact, each with power of substitution, for him in any and all capacities, to do any and all acts and things and to execute any and all instruments which said attorneys, or any of them, may deem necessary or advisable to enable PLM International, Inc. to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules and regulations thereunder, in connection with the preparation and filing with the Securities and Exchange Commission of annual reports on Form 10-K on behalf of PLM International, Inc., including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in any and all capacities, to such annual reports, to any and all amendments thereto, and to any and all documents or instruments filed as a part of or in connection therewith; and the undersigned hereby ratifies and confirms all that each of the said attorneys, or his substitute or substitutes, shall do or cause to be done by virtue hereof. This Power of Attorney is limited in duration until May 1, 1995 and shall apply only to the annual reports and any amendments thereto filed with respect to the fiscal year ended December 31, 1994.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this __ day of March, 1995.





                                                     ---------------------------
                                                                 J. Alec Merriam







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